Exhibit 99.1

LIME ENERGY CO.

2010 NON-EMPLOYEE DIRECTORS STOCK PLAN

SECTION 1.  Purpose

The purpose of this 2010 Non-Employee Director Stock Plan is to promote the interest of Lime Energy Co., its Subsidiaries and stockholders, by allowing the Corporation to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Corporation and align the directors’ interest with that of the Corporation’s stockholders.

SECTION 2.  Definitions and Construction

2.1                               Definitions.  As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

(a)                                  “Award” means any Restricted Stock awarded under the Plan.

(b)                                 “Award Agreement” means the agreement, certificate or other instrument evidencing the grant of any Award under the Plan.

(c)                                  “Board” means the Board of Directors of the Corporation.

(d)                                 “Cause” means a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director’s willful misconduct or dishonesty, any of which is determined by the Board to be directly and materially harmful to the business or reputation of the Corporation or its subsidiaries.

(e)                                  “Change in Control” means a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control”, provided that such a change in control shall be deemed to have occurred at such time as (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of The Corporation or any successor of The Corporation, other than a person that is such a beneficial owner as of the date of the adoption of this plan or a successor thereto; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) there is a consummation of any reorganization, merger, consolidation or share exchange as a result of which the common stock of The Corporation shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of The Corporation) or any dissolution or liquidation of The Corporation or any sale or the disposition of 50% or more of the assets or business of The Corporation; or (iv) there is a consummation of any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of The Corporation immediately before the consummation of such transaction beneficially own more than 65% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.1(iv)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of The Corporation common stock immediately before the consummation of such transaction, provided (C) the percentage described in Section 2.1(iv)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 2.1(iv)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of The Corporation by the persons described in Section 2.1(iv)(A) immediately before the consummation of such transaction.

(f)                                    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)                                 “Common Stock” means common shares, par value $.0001, of the Corporation.

(h)                                 “Committee” means the compensation committee of the Board or another committee appointed by the Board, provided that all members of the Committee must be Non-Employee Directors as defined in Section 2.1(n) of this Plan, and must also be “non-employee directors” as such term is defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

(i)                                     “Corporation” means Lime Energy Co., a Delaware corporation.

(j)                                     “Disability” means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

(k)                                  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l)                                     “Fair Market Value” means as of any given date the closing price of the Common Stock as reported by the Nasdaq Stock Market.  In the event that there are no such Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were stock transactions.  If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Board in good faith.

(m)                               “Grantee” means a Non-Employee Director who has been granted anAward, or the personal representative, heir or legatee of the Grantee who has rights to the Restricted Stock.

(n)                                 “Non-Employee Director” means a member of the Board who is not an employee of the Corporation or any Subsidiary of the Corporation.

(o)                                 “ “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “Group” as defined in Section 13(d).

(p)                                 “Plan” means this 2010 Non-Employee Directors Stock Plan, as the same may be amended from time to time.

(q)                                 “Restriction Period” means the period during which shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) as described in Section 7 of the Plan and any applicable Award Agreement.

(r)                                    “Restricted Stock” means Common Stock awarded to a Grantee pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 7 of the Plan.

(s)                                  “Retirement” means retirement from the Board on or after age 70 or with the consent of the Board.

(t)                                    “Subsidiary” means, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

2.2                               Gender and Number.  Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

2.3                               Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 3.  Shares Subject To The Plan

3.1                               Shares Available.  The stock to be offered under the Plan shall be shares of Common Stock, which may be unissued Common Stock or treasury Common Stock.  The aggregate number of shares of Common Stock subject to Awards under the Plan shall not exceed 250,000 shares, subject to the adjustments provided in Section 7.

3.2                               Canceled, Terminated or Forfeited Awards.  Any shares of Common Stock subject to any portion of an Award which, in any such case and for any reason, expires, or is canceled, terminated or otherwise forfeited, shall again be available for distribution in connection with Awards under the Plan.

SECTION 4.  Administration

4.1                               General.  The Plan shall be administered by the Board.  Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Awards and Agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan.  The Board’s determination of the matters referred to in this Section 4.1 shall be conclusive.

4.2                               Section 16 Compliance.  It is the intention of the Corporation that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.  If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

SECTION 5.  Eligibility and Grants of Stock Option and/or Restricted Stock Awards

Subject to the terms of the Plan, the Board or the Committee shall determine the amount of, and terms of, stock options and restricted stock awards to eligible Non-Employee Directors.

SECTION 6.  Restricted Stock Terms

6.1                               Awards and Certificates.

(a)                                  Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.  Any certificate issued in respect of Restricted Stock shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Lime Energy Co. 2010 Non-Employee Directors Stock Plan and an Award Agreement.  Copies of such Plan and Agreement are on file at the offices of First Financial Bancorp.”

(b)                                 The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)                                  Upon the end of the Restriction Period and provided that the Restricted Stock has not been forfeited, the Corporation shall, upon the Grantee’s request or upon its own initiative, issue or have issued new certificates without the legend described in Section 6.1(a), in exchange for those certificates previously issued.

7.2                               Terms and Conditions.  Restricted Stock shall be subject to the following terms and conditions.

(a)                                  Except as otherwise provided in Sections 6.2(d), 6.2(e), and 6.2(f), or as provided by the Committee (subject to the terms of the Plan), all restrictions on Restricted Stock granted pursuant to an Award shall end (and the Restricted Stock shall thereupon become vested) only as follows: one-half of the Award shall vest as of the date of the Award and one-half on the first anniversaries of the date of the Award, provided the grantee remains a director of the Corporation as of the date on which vesting occurs.

(b)                                 Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.2(g), and until the expiration of the Restriction Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock.

(c)                                  Except as provided in Sections 6.2(b) and this 6.2(c) and the Award Agreement, the Grantee shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and, if granted by the Committee, the right to receive any cash dividends.  If so determined by the Committee in the applicable Award Agreement and provided that sufficient shares are available under Section 3 of the Plan for such reinvestment, dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

(d)                                 Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 6.2(a), 6.2(f) and 6.2(g), if a Grantee ceases to be a director of the Corporation for any reason other than death, Disability, or Retirement, all unvested Restricted Stock shall be forfeited as of the date the Grantee ceases to be a director.

(e)                                  In the event of a Grantee’s death, Disability or Retirement while a director of the Corporation, all unvested Restricted Stock shall become fully vested and all restrictions shall end as of the date of such death, Disability or Retirement.

(f)                                    Notwithstanding Section 6.2(d), if a Grantee ceases to be a director of the Corporation at or within twelve months after a Change in Control other than by reason of death, Disability or Retirement, any unvested Restricted Stock held by such Grantee shall become fully vested and all restrictions shall lapse as of the date the Grantee ceases to be a director.

(g)                                 Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 7.  Adjustments Upon Change In Capitalization

Notwithstanding the limitations set forth in Section 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Corporation affecting the Common Stock, the Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Restricted Stock Awards, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 8.  Termination and Amendment

8.1                               Termination. No Restricted Stock shall be granted under this Plan on or after the earlier of

(a)                                  the fifth anniversary of the date the stockholders of the Corporation approve the adoption of this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions on the related Stock or cash payments have been satisfied in full, or

(b)                                  the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date

8.2                               Amendment.  The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would: (i) impair the rights under an Award or Award Agreement theretofore granted without the recipient’s consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or to cause the Plan to comply with Code section 409A, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3.  In addition, no such amendment shall be made without the approval of the Corporation’s stockholders to the extent such approval is required by law or agreement.

SECTION 9. Withholding

Upon the vesting of Restricted Stock under an Award, the Corporation shall have the right to retain or sell without notice sufficient Common Stock to cover the amount of any federal income tax required to be withheld with respect to such Common Stock being issued or vested, remitting any balance to the Grantee; provided, however, that the Optionee or Grantee shall have the right to provide the Corporation with the funds to enable it to pay such tax.

SECTION 10.  No Right to Re-Election

Nothing in the Plan or in any Award granted pursuant to the Plan or any action taken under the Plan shall confer on any individual any right to continue as a director of the Corporation or to be renominated by the Board or re-elected by the stockholders of the Corporation.

SECTION 11.  Effective Date of the Plan

This Plan shall become effective on the date the stockholders of the Corporation (acting at a duly called meeting of such stockholders) approve the adoption of the Plan.

SECTION 12.  Governing Law

The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

SECTION 13.  Invalid Provisions

In the event any provisions of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 14.  Code Section 409A Compliance

The Corporation intends to operate the Plan in good faith compliance with the provisions of Section 409A of the Code.

SECTION 15.  Successors

All obligations of the Corporation under the Plan with respect to Options or Restricted Stock granted hereunder shall be binding on any successor of the Corporation, whither the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.